SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549


                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                    the Securities and Exchange Act of 1934


       Date of Report (Date of earliest event reported):  June 12, 1995


                            WEST PENN POWER COMPANY
            (Exact name of registrant as specified in its charter)

      Pennsylvania                  1-255-2                 13-5480882
      (State or other               (Commission File        (IRS Employer
       jurisdiction of               Number)                 Identification
       incorporation)                                        Number)


                             800 Cabin Hill Drive
                        Greensburg, Pennsylvania 15601
                   (Address of principal executive offices)


Registrant's telephone number,
      including area code:                                  (412) 837-3000

Item 5.     Other Events.

            The Exhibits to this Report listed in Item 7 below relate to the Registration Statement on Form S-3, No. 33-59133.

Item 7.     Financial Statements, Pro Forma Financial Information and
            Exhibits.

            4(a) Indenture, dated as of May 15, 1995, between the Registrant and The Bank of New York, as Trustee.

            4(b)        Global Security.




                                  SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          WEST PENN POWER COMPANY



Dated:  June 15, 1995                     By:    KENNETH D. MOWL
                                          Name:  Kenneth D. Mowl
                                          Title: Secretary and Treasurer

                                 EXHIBIT INDEX


Item No. 1        4(a)        Indenture, dated as of May 15, 1995, between the
                              Registrant and The Bank of New York, as Trustee.

Item No. 2        4(b)        Global Security.